SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – January 23, 2007

(Date of Earliest Event Reported)

AK STEEL HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 1-13696

Delaware (State of Incorporation)	31-1401455 (I.R.S. Employer Identification No.)

703 Curtis Street, Middletown, OH (Address of principal executive offices)	45043 (Zip Code)

Registrant’s telephone number, including area code: (513) 425-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

AK Steel Holding Corporation is hereby furnishing the following information under Regulation FD:

On January 23, 2007, AK Steel Corporation issued a press release, a copy of which is attached hereto as Exhibit No. 99.1 and incorporated by reference herein, announcing that it will redeem $225 million of its $450 million outstanding 7 7/8% Senior Notes Due February 15, 2009. The Company also announced in that press release that it plans to obtain an $850 million, five-year revolving credit facility with a syndicate of lenders, and has engaged Banc of America Securities LLC as the sole lead arranger.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit:

99.1	Press Release issued on January 23, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

By:	/s/ David C. Horn
David C. Horn
Secretary

Dated: January 23, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued on January 23, 2007